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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 30, 2002


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-J2, CHL Mortgage Pass-Through Certificates, Series 2002-J2).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-74674               95-4449516
        --------                     ---------               ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)


  4500 Park Granada
  Calabasas, California                         91302
  -------------------------                   ----------
  (Address of Principal                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
         ------------

         On April 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's CHL Mortgage Pass-Through Certificates, Series 2002-J2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of April 1, 2002, by and among the Company, Seller, Master Servicer and the Trustee.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CWMBS, INC.



                                By: /s/ Celia Coulter
                                    ----------------------------------
                                    Celia Coulter
                                    Vice President



Dated:  August 19, 2002


                                       4
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                                 Exhibit Index
                                 -------------


Exhibit                                                                 Page
-------                                                                 ----

99.1.           Pooling and Servicing Agreement,
                dated as of April 1, 2002, by
                and among, the Company, Seller,
                Master Servicer and the Trustee.                           6


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